EXHIBIT A

                            SHAREHOLDER SERVICE FEES


--------------------------------------------------------------------------------
NAME OF FUND                     CLASS OF SHARES                   SHAREHOLDER
                                                                     SERVICE
                                                                      FEES
--------------------------------------------------------------------------------
CBRE Clarion                  Investor Class Shares                    0.20%
Long/Short Fund
--------------------------------------------------------------------------------
CBRE Clarion                Institutional  Class Shares                 0.10%
Long/Short Fund
--------------------------------------------------------------------------------
CBRE Clarion Global           Investor  Class Shares                   0.20%
Infrastructure Value
Fund
--------------------------------------------------------------------------------
CBRE Clarion Global        Institutional Class Shares                  0.10%
Infrastructure Value
Fund
--------------------------------------------------------------------------------